APPLICATION FORM

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                                            ! Contract #_____________________!
                                            ! (For H.O. Use Only)            !
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                  CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
                              140 GARDEN STREET
                             HARTFORD, CT  06154

                    VARIABLE ANNUITY CONTRACT APPLICATION

1.  CONTRACT OWNER INFORMATION     NOTE:  CONTRACT OWNER MUST BE SAME AS
ANNUITANT IF IRA, SEP/IRA.

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Name (First, MI, Last)                           Tax I.D./Social Security #

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Address (No., Street)                            Birth Date (Mo/Day/Yr)

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Address (City, State, Zip)                       Sex: / /  Male  / / Female         Telepone Number
                                                                                    (    )
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2.  JOINT CONTRACT OWNER INFORMATION     NOTE:  JOINT OWNERSHIP ONLY ALLOWED BETWEEN SPOUSES.
                                                UNLESS OTHERWISE SPECIFIED, BOTH SIGNATURES WILL BE
                                                REQUIRED FOR ALL CONTRACT OWNER TRANSACTIONS.
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Name (First, MI, Last)                           Social Security #

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Address (No., Street)                            Birth Date (Mo/Day/Yr)

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Address (City, State, Zip)                       Sex: / /  Male  / / Female         Telepone Number
                                                                                    (    )
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3.  ANNUITANT INFORMATION     NOTE:   ADD ANNUITANT INFORMATION ONLY IF DIFFERENT FROM CONTRACT OWNER.
                                      FOR ADDITIONAL INSTRUCTIONS USE ITEM 11.
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Name (First, MI, Last)                           Tax I.D./Social Security #

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Address (No., Street)                            Birth Date (Mo/Day/Yr)

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Address (City, State, Zip)                       Sex: / /  Male  / / Female         Telepone Number
                                                                                    (    )
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4.  BENEFICIARY INFORMATION     NOTE: IN THE EVENT OF THE DEATH OF A JOINT CONTRACT OWNER, THE
                                      SURVIVING SPOUSE SHALL BECOME THE PRIMARY BENEFICIARY.
                                      FOR ADDITIONAL INSTRUCTIONS USE ITEM 11.
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PRIMARY BENEFICIARY: Name (First, MI, Last)      Relationship to Contract Owner         Tax I.D./Social Security #

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Address (No., Street)                            Birth Date (Mo/Day/Yr)                 Telepone Number
                                                                                        (    )
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Address (City, State, Zip)

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CONTINGENT BENEFICIARY:  Name (First, MI, Last)  Relationship to Contract Owner         Tax I.D./Social Security #

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Address (No., Street)                            Birth Date (Mo/Day/Yr)                 Telepone Number
                                                                                        (    )
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Address (City, State, Zip)

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5.  PLAN INFORMATION
NON-QUALIFIED PLAN:   / /  Individual Plan
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QUALIFIED PLAN:      / /   Regular IRA - Tax year(s) _____,_____
                     / /   IRA Rollover/Transfer
                     / /   SEP-IRA
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                                                NOTE: UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED IN THE ACCOMPANYING
                                                      PROSPECTUS, NET PURCHASE PAYMENTS MAY BE ALLOCATED TO THE
6.  INITIAL PURCHASE PAYMENT  $_____________          MONEY MARKET SUB-ACCOUNT UNTIL THE EXPIRATION OF THE RIGHT TO
                                                      EXAMINE CONTRACT PERIOD.  THEREAFTER, NET PURCHASE PAYMENTS
                                                      WILL BE ALLOCATED AS DIRECTED BY THE CONTRACT OWNER.
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7.  HEALTH INFORMATION
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Do you have any reason to believe that the Death Benefit will become payable to the Beneficiary in the first
Contract Year?                     Yes  / /   No  / /
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8.  ANNUITY ACTIVITY
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 Have you purchased another Connecticut Mutual Life or C.M. Life Annuity in the past 12 months?
 Will the annuity applied for replace or change any existing individual or gorup life insurance or annuity?
      Yes  / /   No  / /
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                                     NOTE:  THE ANNUITY DATE MUST BE THE FIRST DAY OF A CALENDAR MONTH.
9.  ANNUITY DATE ________________           THE ANNUITY DATE CANNOT BE LATER THAN THE EARLIER OF THE ANNUITANT'S
                   (Mo/Day/Yr)              90TH BIRTHDAY OR THE MAXIMUM DATE PERMITTED UNDER STATE LAW.
                                            IF NO ELECTION IS MADE, THE ANNUITY DATE WILL BE THE EARLIER OF THE
                                            ANNUITANT'S 90TH BIRTHDAY OR THE MAXIMUM DATE PERMITTED UNDER STATE LAW.
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10.  ANNUITY OPTIONS     NOTE: IF NO ELECTION IS MADE 30 DAYS BEFORE THE ANNUITY DATE, PAYMENTS WILL BE MADE UNDER
                               OPTION B WITH A 10 YEARS PERIOD CERTAIN.
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/ /  Option A - Life Income
/ /  Option b - Life Income with Period Certain:  / / 5 Yr.     / / 10 Yr.     / /  20 Yr.
/ /  Option C - Joint and Last Survivor
/ /  Option D - Joint and 2/3 Survivor
/ /  Option E -  Period Certain:  # of Years ______
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11.  MISCELLANEOUS INSTRUCTIONS/COMMENTS
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12.  CONTRACT OWNER AND ANNUITANT SIGNATURES
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I  hereby represent that the above information is correct and true to the best of  my knowledge and belief and agree that this application shall be a part of the Contract issued by the Company.  Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is.guilty of insurance fraud.  ALL PAYMENTS AND VALUES PROVIDED BY THE
CONTRACT BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT
GUARANTEED AS TO DOLLAR AMOUNT.  I acknowledge receipt of a current prospectus for the Contract.

Signed at: ________________________________________     ___________           On: _____/_____/_____
                         City                              State                   (Mo/Day/Yr)

Contract Owner Signature_________________________________________________________________________

Joint Contract Owner Signature___________________________________________________________________

Annuitant Signature (If other than a Contract Owner)_____________________________________________
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13.  NASD REGISTERED REPRESENTATIVE/AGENT/BROKER INFORMATION
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Will the annuity applied for replace or change any existing individual or group life insurance or annuity?  If yes,
I have complied with all state replacement requirements.  / /  Yes     / /  No

Is this replacement meant to be a tax-free exchange under Section 1035?  / /  Yes     / /  No

I certify that I am NASD registered and state licensed for variable annuity contracts where this application is written and delivered.

Signature of NASD Registered Representative/Agent/Broker _____________________________ Phone Number (   ) _____________
Print Name and License #/ Code ____________________________________________________________________________________
Name and Address of Firm __________________________________________________________________________________________
City____________________________________ State ___________________________ Zip ___________________________

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MAKE CHECK(S) PAYABLE TO CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
AND MAIL THIS SIGNED APPLICATION AND THE CHECK TO:  [Connecticut Mutual Life Insurance Company
                                                    Annuity Service Center
                                                    P. O. Box XXXXX
                                                    Kansas City, MO  64141-6083]
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